First Investors Life Series Opportunity Fund		Ticker Symbol
Summary Prospectus	May 1, 2018	–
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find this and other information about the Fund, including the statement of additional information (“SAI”) and most recent reports to shareholders, at www.foresters.com/lifeprospectuses.  You can also get this information at no cost by calling 1(800)423-4026 or by emailing investorservices@foresters.com.  The Fund’s prospectus and SAI, dated May 1, 2018, as each may be amended or supplemented, and the financial statements in the annual report to shareholders, dated December 31, 2017, are incorporated herein by reference.

Investment Objective:  The Fund seeks long-term capital growth.
Fees and Expenses of the Fund:  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  Investments in the Fund can only be made through a variable annuity contract or life insurance policy offered by a participating insurance company.  This table does not reflect the fees and expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  For information regarding those fees and expenses, please refer to the applicable variable annuity contract or life insurance policy prospectus.  If those fees and expenses were included, the overall fees and expenses shown in the table would be higher.
Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	N/A
Maximum deferred sales charge (load) (as a percentage of the lower of purchase price or redemption price)	N/A

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.75%
Distribution and Service (12b-1) Fees	None
Other Expenses	0.09%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	0.85%
Example
The Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The table below does not include the fees or expenses that are or may be imposed by a variable annuity contract or life insurance policy for which the Fund is an investment option.  If they were included, the expenses shown in the table below would be higher.  Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares, your costs would be:
	1 year	3 years	5 years	10 years
Opportunity Fund	$87	$271	$471	$1,049

Portfolio Turnover:  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs.  These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 30% of the average value of its portfolio.
Principal Investment Strategies:  The Fund invests primarily in mid- and small-size companies that the Fund’s investment adviser, Foresters Investment Management Company, Inc., believes offer strong growth opportunities.  The Fund may also invest in exchange-traded funds (“ETFs”) to gain exposure to such securities.  The Fund may continue to hold stocks of companies that grow into larger companies and may also invest opportunistically in larger companies.
The Fund uses a “bottom-up” approach to selecting investments.  The Fund uses fundamental research to search for companies that have one or more of the following: a strong balance sheet; experienced management; above-average earnings growth potential; and stocks that are attractively priced.  The Fund attempts to stay broadly diversified, but it may emphasize certain industry sectors based upon economic and market conditions.
The Fund may sell a stock if it becomes fully valued, its fundamentals have deteriorated or alternative investments become more attractive.  The Fund may also sell a stock if it grows into a large, well-established company, although it may also continue to hold such a stock irrespective of its size.
Principal Risks:  You can lose money by investing in the Fund.  There is no guarantee that the Fund will meet its investment objective.  Here are the principal risks of investing in the Fund:
Exchange-Traded Funds Risk.  The risks of investing in an ETF typically reflect the risks of the instruments in which the ETF invests. In addition, because ETFs are investment companies, the Fund will bear its proportionate share of the fees and expenses of an investment in an ETF. As a result, the Fund’s expenses may be higher and performance may be lower.
Market Risk.  Stock prices may decline over short or even extended periods due to general economic and market conditions, adverse political or regulatory developments or interest rate fluctuations.  Adverse market events may lead to increased redemptions, which could cause the Fund to experience a loss or difficulty in selling securities to meet redemptions.
Mid-Size and Small-Size Company Risk.  The market risk associated with stocks of mid- and small-size companies is generally greater than that associated with stocks of larger, more established companies because stocks of mid- and small-size companies tend to experience sharper price fluctuations.  At times, it may be difficult to sell mid- to small-size company stocks at reasonable prices.
Security Selection Risk.  Securities selected by the portfolio manager may perform differently than the overall market or may not meet expectations.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
Performance:  The following bar chart and table provide some indication of the risks of investing in the Fund.  The bar chart shows changes in the Fund’s performance from year to year.  The table shows how the Fund’s average annual returns for the 1-year, 5-year and Life of Fund periods compare to those of a broad measure of market performance.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.
The bar chart and table do not reflect fees and expenses that may be deducted by the variable annuity contract or variable life insurance policy through which you invest.  If they were included, the returns would be less than those shown.

Total Annual Returns For Calendar Years Ended December 31

During the periods shown, the highest quarterly return was 11.93% (for the quarter ended March 31, 2013) and the lowest quarterly return was -9.65% (for the quarter ended September 30, 2015).
Average Annual Total Returns For Periods Ended December 31, 2017
	1 Year	5 Years	Life of Fund
Opportunity Fund (Inception Date: 12/17/12)	19.00%	13.59%	13.61%
S&P Mid-Cap 400 Index (reflects no deduction for fees, expenses or taxes)	16.24%	15.01%	15.11%

Investment Adviser:  Foresters Investment Management Company, Inc.

Portfolio Manager:  Steven S. Hill, interim Co-Director of Equities, has served as Co-Portfolio Manager since the Fund’s inception in 2012.

Purchase and Sale of Fund Shares:  Investments in the Fund can only be made through a purchase of a variable annuity contract or variable life insurance policy for which the Fund is an investment option.  You may wish to contact the issuing insurance company and/or refer to the applicable contract or policy prospectus for information on how to purchase and sell shares of the Fund.

Tax Information:  The Fund currently sells its shares only to participating insurance companies for allocation to their separate accounts.  Accordingly, you generally will not be subject to federal income tax as the result of purchases or redemptions or exchanges of Fund shares, Fund dividends, or other distributions by the Fund.  However, there may be tax consequences associated with investing in the variable annuity contracts and life insurance policies.  For information concerning federal income tax consequences for accountholders of such contracts or policies, accountholders should consult with the issuing insurance company and refer to the applicable contract or policy prospectus.

Payments To Insurance Companies and Other Financial Intermediaries:  The Fund and its related companies may make payments to an issuing insurance company, its affiliates, or other financial intermediaries for distribution and/or other services.  These payments may be a factor that an insurance company considers in including the Fund as an underlying investment option for a variable annuity contract or life insurance policy.  These payments may create a conflict of interest by influencing your financial representative or the insurance company or other financial intermediary to recommend a First Investors Fund over another investment.  You may contact your financial representative or visit your insurance company’s or financial intermediary’s website for more information.